Harnessing Newly Discovered Pathways in Immunology Effected by Extracellular tRNA Synthetases CORPORATE PRESENTATION January 2018 Exhibit 99.1

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements we make regarding the potential therapeutic benefits of proteins derived from tRNA synthetase genes and our product candidates, including ATYR1940 (Resolaris™), ATYR1923 (iMod.Fc) and our ORCA program, the ability to successfully advance our pipeline or product candidates, the timing within which we expect to initiate, receive and report data from, and complete our planned clinical trials, our ability to receive regulatory approvals for, and commercialize, our product candidates, our ability to identify and discover additional product candidates, our projected cash expenditures, and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our Quarterly Report on Form 10-Q, our Annual Report on Form 10-K and in our other filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name and Resolaris™. All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Accelerating Value Creation from Novel Immune Pathways Research: Discover innovative therapeutic candidates based on extracellular functionality of tRNA synthetases Initial focus on extracellular histidyl-tRNA synthetase (HARS) Development: ATYR1923 (interstitial lung diseases) in ongoing Phase 1 trial ORCA antibody program (immuno-oncology) in IND enabling activities Upcoming Catalysts: ATYR1923 Phase 1 data – 2Q 2018 First publication of ORCA data at key oncology and immunology conferences in 2018 Financials: 2017 year-end cash and investments at $85.1M* Cash runway into 3Q 2019 *Estimated cash, cash equivalents, and investments provided pending completion of year-end financial close and external audit

Therapeutic Candidate Pipeline Resokine Pathway DISCOVERY Preclinical Phase 1 Phase 2 Phase 3 ATYR1923 (Engineered HARS)* Interstitial Lung Disease ORCA (HARS antibodies) Various Cancers ATYR1940 (~Full-length HARS) Rare Muscular Dystrophies tRNA Synthetase Pipeline DISCOVERY Preclinical Phase 1 Phase 2 Phase 3 Multiple Discovery Programs Internal Programs at aTyr The Scripps Research Institute Hong Kong University of Science and Technology *HARS: Histidyl-tRNA synthetase ATYR1923 (Engineered HARS): Engineered fusion protein with HARS splice variant (additional information on slide 9) Phase 1 data expected in 2Q18 Patient trial initiation expected in 2019

AARS CARS DARS EPRS FARS GARS HARS IARS KARS LARS MARS NARS QARS RARS SARS TARS VARS WARS YARS Full-length HARS Splice variant of HARS One example of multiple splice variant proteins Extracellular: (Circulation) Intracellular: (Cytoplasm) Secretion Resokine: Extracellular Proteins Derived From HARS Gene Histidyl-tRNA synthetase (HARS) Enzymes that catalyze protein synthesis tRNA Synthetase Genes: “Resokine Pathway” Homeostatic pathway that controls the set point for activation of key immune cells aTyr has built an intellectual property estate, to protect its pipeline, comprising over 300 potential protein compositions derived from all 20 human tRNA synthetase genes.

Stimulatory pathways at levels closer to a resting T cell Effector functions at levels closer to a resting T cell Resokine MOA Hypothesis: Regulates T Cell Activation Acts on both CD4 and CD8 T cells Shifts trafficking and residence closer to a resting T cell

Resokine Regulates T Cell Activation



Human T Cell IL-2 Release
Post Activation
IL-2 (pg/mL)
1500
1000
500
0
****
****
****
****
****
Vehicle
10
30
100
300
1,000
3,000
Resokine (pM)

**** $p < 0.0001$

Similar for: INFγ, TNFα…
Similar to hitting PD-1 pathway

Anti-CD3/CD28 (24 hr.)
Stimulation + Vehicle



CD4+ T cell count
T cell Activation Marker

Anti-CD3/CD28
Stimulation + Resokine (100pM)



CD4+ T cell count
T cell Activation Marker

Similar for:
CD69, 4-1BB,
PD-1, ICOS…

__Graphs on Right:__ T cells were stimulated with anti-CD3/CD28 antibodies in the presence of vehicle or Resokine. After 24 hours, supernatants were collected and analyzed by ELISA. Statistics by T test.

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7

Engineered HARS Splice Variant (iMod.Fc) ATYR1923 for the Treatment of Interstitial Lung Diseases

ATYR1923: Program Snapshot ATYR1923 (iMod.Fc): Engineered fusion protein with HARS splice variant Refer to splice variant as the “iMod domain” (iMod for immuno-modulatory function) Patients: Interstitial lung diseases (ILDs) characterized by an immune component Mechanism: Regulation of T cell activation via the Resokine pathway Rationale: Functional knockout of Resokine pathway in humans and rodents results in T cell mobilization and lung damage Immune dysfunction is key to pathophysiology of ILDs Target Dosing: Improved pharmacokinetic profile that supports once/twice monthly IV infusion “iMod Domain” (immuno-modulatory function) Human antibody Fc Domain HARS Splice Variant

Interstitial Lung Diseases Share Persistent Immune Engagement


Fibrotic
Inflammatory
Idiopathic Pulmonary Fibrosis (IPF)
Rheumatoid Arthritis – ILD (RA-ILD)
Chronic Hypersensitivity Pneumonitis (CHP)
Systemic Sclerosis – ILD (SSc-ILD)
Sarcoidosis

Estimated ILD US Patient Populations


IPF: ~135K
Sarcoidosis: ~150K
CHP: ~60K
Other ILDs: ~250K
(Includes RA-ILD & SSc-ILD)

Slide adapted from Dr. Steven Nathan, Medical Director, Advanced Lung Disease and Transplant Program at Inova Fairfax Hospital, Falls Church, VA

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10

ATYR1923 Ameliorates Fibrosis in Bleomycin-Induced Lung Injury



Experiment 1
Ashcroft Index Score per Field (0-8)
0
1
2
3
4
5
***
***
*
ATYR1923
NoBLM
BLM Vehicle PO
BLM TGFβ Ab 3 mg/kg IP QOD D0-D21
BLM Pirfenidone 100 mg/kg PO BID D8-D21
BLM Vehicle IV
BLM iMod.Fc 0.4 mg/kg IV QW D8, D15



Experiment 2
Ashcroft Index Score per Field (0-8)
0
1
2
3
4
5
***
***
***
***
***
ATYR1923
No BLM
BLM Veh PO BID D8-D21
BLM Dex 0.25 mg/kg PO QD D0-D21
BLM Pirf 200 mg/kg PO BID D8-D21
BLM Veh IV QD D8-D21
BLM iMod.Fc 0.4 mg/kg IV QW D8, D15

ATYR1923 (iMod.Fc) administered therapeutically at 0.4 mg/kg weekly drives efficacy comparable to or greater than Pirfenidone*, anti-TGF antibodies, and dexamethasone

****Pirfenidone:*** *Current approved therapy for IPF patients (annual sales in 2016 ~ $830M)*

Note: *Bleomycin mouse model abstract presented as a poster at the American Thoracic Society in May 2017*

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11

ATYR1923 Clinical Development for Interstitial Lung Diseases Clinical Overview Randomized, double-blind, placebo-controlled studies to investigate the safety, tolerability, immunogenicity, pharmacokinetics and pharmacodynamics of intravenous ATYR1923 (iMod.Fc) in healthy volunteers and patients with interstitial lung disease. Phase 1 - Healthy Volunteers: 36 subjects across 6 dose cohorts Dosing (single infusion): 0.03 mg/kg up to potentially 5.0 mg/kg First subjects dosed in the fourth quarter of 2017 Data expected in 2Q 2018 Phase 2 - Interstitial Lung Disease patients with an immune component: Collaborating with industry leading clinicians to develop patient trials for ATYR1923

Antibodies to the Resokine Pathway ORCA – Targeting a Novel Immune Set Point for Cancer Patients

Regulating T Cells to Temper or Enhance Anti-Tumor Immunity Resokine “Agonist” Regulates T cell activation with potential to temper immune system ORCA “Antagonist” Unlocks T cell activity with potential to enhance anti-tumor immunity

Anti-Synthetase Syndrome: Evidence of Resokine Pathway Relevance in a Human Disease Setting Healthy Tissue T Cells Mobilized in Tissue Resokine acts as homeostatic regulator of immune activity Antibodies to Resokine lower threshold for T cell activation Resokine disruption via auto-antibodies Healthy muscle Inflammatory Myopathy Healthy lung Interstitial Lung Disease *100% (18 of 18) anti-synthetase syndrome patients tested positive for antibodies for Resokine proteins ↑ Immune cell invasion/activity

ORCA Program: Snapshot Patients: Potentially all cancer types: >450 patient samples in over 10 tumor types tested ~95% of cancer patients tested positive for Resokine Target: Resokine pathway Therapeutic Concept: Antibody to block Resokine activity, increases T cell engagement Rationale: Human evidence of Resokine antibody changing T cell behavior (anti-synthetase syndrome patients) Phenotype replicated in animal functional knock-out models Biomarker: Liquid biopsy correlates with tumor volume and efficacy

ORCA Program: Supportive In Vivo Data and Development Timelines Development Timelines In Vivo Efficacy Data Resokine antibody selection: Panel of antibodies selected and in IND enabling activities Present Data at Scientific Conferences: Abstract at ASCO-SITC in January 2018 Additional presentations in 2018 First clinical trial in patients: Initiate in 2019 Resokine Abs effective in multiple mouse syngeneic tumor models Outperformed checkpoint inhibitors (e.g. Abs to PD-1, PD-L1, CTLA-4) in various animal models Resokine Abs effective alone and in combination Efficacy potential as monotherapy and with checkpoint inhibitors (based on tumor model data)

Accelerating Value Creation from Novel Immune Pathways 2018 Strategic Goals: Advance Clinical Development ATYR1923 Phase 1 ongoing with data in 2Q 2018 Advance Immuno-Oncology Program IND-enabling activities ongoing for patient trials in 2019 Discovery and Pipeline Enhancement Collaborating with academic institutions and ongoing internal programs to discover innovative therapeutic candidates from tRNA synthetase biology Financials: $85.1M* cash and investments as of 12/31/17; cash runway into 3Q 2019 Market capitalization as of closing price on 12/31/17: ~$144M** *Estimated cash, cash equivalents and investments provided pending completion of year-end financial close and external audit **Market capitalization calculated using all common shares outstanding and preferred class X shares on an if-converted basis for a total outstanding share count of 41.14M shares.